                                                                  Exhibit 10.2.2


                  AMENDMENT NO. 2 (this "Amendment") dated as of August 19, 1998, among CR BRIGGS CORPORATION (the "Company"), a corporation organized under the laws of the State of Colorado, CANYON RESOURCES CORPORATION, a corporation organized under the laws of the State of Delaware (the "Guarantor"), the Lenders named on the signature pages hereof, and PARIBAS, in its capacity as agent for the Lenders (the "Agent").


                                   WITNESSETH

                  WHEREAS, the Company, the Lenders and the Agent have entered into the Loan Agreement dated as of December 6, 1995 and amended as of April 8, 1998 (as amended, modified and supplemented from time to time, the "Loan Agreement"), providing for certain Loans to be made to the Company by the Lenders to finance the acquisition and construction of the Project;

                  WHEREAS, the Guarantor, the Company and the Agent have entered into the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995 and amended as of April 8, 1998 (as amended, modified and supplemented from time to time, the "Guarantee Agreement"), in connection with the Loan Agreement;

                  WHEREAS, the Company has requested that the Loan Agreement be amended and that certain matters be waived by the Lenders in an amendment and waiver agreement ("Amendment No. 2 and Waiver") among the Company, the Lenders and the Agent dated as of August 19, 1998;

                  WHEREAS, it is a condition precedent to the amendments contained in the Amendment No. 2 and Waiver that this Amendment be executed.

                  NOW, THEREFORE, the Company, the Guarantor, the Lenders and the Agent wish to amend the Guarantee Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

                  Section 2.  Amendments.

                  2.01. Amendment to the Guarantee Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective on and as of the date hereof, the Guarantee Agreement shall be amended as follows:

                                    Amendment

(a) Section 1. of the Guarantee Agreement is amended to include the following new definitions in the appropriate alphabetical locations:

                  "CR Minerals" shall mean CR Minerals Corporation, a corporation organized under the laws of the state of Colorado and a wholly owned subsidiary of the Guarantor.

                  "CR Minerals Sale" shall mean the sale by the Guarantor of all or a portion of its 100 common shares in CR Minerals.

                  "CR Minerals Sale Proceeds" shall have the meaning ascribed thereto in Section 2.02(e).

                  "Canyon Resources Africa Assets" shall mean collectively, Canyon Resources Africa Ltd., a corporation organized under the laws of the State of Colorado and 90% owned by the Guarantor, Canyon Resources Tanzania Ltd. a corporation organized under the laws of Tanzania and 90% owned by the Guarantor and CR Minerals Zimbabwe (PVT) Ltd. a corporation organized under the laws of Zimbabwe a wholly owned subsidiary of Canyon Resources Africa Ltd.

                  "Canyon Resources Africa Sale" shall mean the sale by the Guarantor of all or a portion of its shares in the Canyon Resources Africa Assets.

                  "Canyon Resources Africa Sale Proceeds" shall have the meaning ascribed thereto in Section 2.02(e).

                  "Sale Proceeds" shall mean the CR Minerals Sale Proceeds and the Canyon Resources Africa Sale Proceeds.

                  (b) Section 2.02 of the Guarantee Agreement is amended by adding the following Section 2.02(e):

                  "(e) Sale Proceeds. Within (30) thirty days of the consummation of the CR Minerals Sale, the Guarantor hereby agrees to use proceeds therefrom (the "CR Minerals Sale Proceeds") to make a cash capital contribution to the Borrower in Dollars in immediately available funds in an amount equal to the greater of (x) U.S.$2,000,000 and (y) 40% of the CR Minerals Sale Proceeds. Within (30) thirty days of the consummation of the Canyon Resources Africa Sale, the Guarantor hereby agrees to use proceeds therefrom (the "Canyon Resources Africa Sale Proceeds") to make a cash capital contribution to the Borrower in Dollars in immediately available funds of $500,000."

                  (c) Section 2.02 of the Guarantee Agreement is amended by adding the following Section 2.02(f):

                  "(f) Use of Sale Proceeds. The Borrower hereby agrees to use the proceeds of the equity contributions described in clause (e) above for the purpose of prepayment of the Loans and such other purposes as may be approved by the unanimous consent of the Lenders in accordance with Section 2.10(i) of the Loan Agreement."

                                   Amendment

                  (d) Section 4(d) of the Guarantee Agreement is amended to be entitled Section 4(e) and Section 4(e) of the Guarantee Agreement is amended to be entitled Section 4(f).

                  (e) Section 4 of the Guarantee Agreement is amended to include a new Section 4(d) to read in its entirety as follows:

                  "(d) the shares of common stock of CR Minerals, having a par value of $.01 per share, represented by certificate No. 1 and all other shares of capital stock of whatever class of CR Minerals, now or hereafter owned by the Guarantor, in each case together with the certificates evidencing the same (collectively, the "CR Minerals Shares") and all shares, securities, moneys or property representing a dividend on any of the CR Minerals Shares, or representing a distribution or return of capital upon or in respect of the CR Minerals Shares, or resulting from a split-up, reclassification or other like change of the CR Minerals Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holder of, or otherwise in respect of, the CR Minerals shares ".

                  (f) Section 5.05 of the Guarantee Agreement is amended by inserting after the term "Expansion Completion" in the second line thereof the phrase "and at all times thereafter until the Borrower's Future Debt Cover Ratio is equal to, or in excess of, 1.6:1".

                  Section 3.  Representations and Warranties.

                  Section 3.01 The Guarantor represents and warrants to the Agent and the Lenders that each of the representations and warranties set forth in Section 3.01 of the Guarantee Agreement are true and complete on the date hereof as if made on and as of the date hereof.

                  Section 3.02 The Guarantor represents and warrants to the Agent and the Lenders that each of the representations and warranties set forth in Sections 3.09(a) and (b) of the Guarantee Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in Sections 3.09(a) and (b) to "Pledged Stock" referred to the "CR Minerals Shares".

                  Section 4. Effectiveness. This Amendment shall become effective as of August 19, 1998 (a) upon the execution and delivery of this Amendment by the Company, the Guarantor, the Agent and each Lender (b) and upon the transfer and delivery to the Agent by the Guarantor of its shares in CR Minerals as described in Section 4(d) hereof (together with the certificates for any such shares duly endorsed in blank and accompanied by undated stock powers duly executed in blank).

                  Section 5. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 4 above, but effective on and as of the date hereof, the Lenders hereby waive the Guarantor's compliance with
Section 5.01 of the Guarantee Agreement.

                  Section 6. Documents Otherwise Unchanged. Except as herein provided, the Guarantee Agreement shall remain unchanged and in full force and effect, and each reference to the Guarantee Agreement shall be a reference, to the Guarantee Agreement, as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

                                   Amendment

                  Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  Section 8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                    BORROWER

                                    CR BRIGGS CORPORATION.


                                    By    /s/ Gary C. Huber
                                          -----------------
                                       Name:  Gary C. Huber
                                       Title:  Vice President


                                    AGENT

                                    PARIBAS
                                     as Agent


                                    By   /s/ Glenn Tobias
                                         ----------------
                                       Name:  Glenn Tobias
                                       Title:  Managing Director


                                   Amendment

                                    LENDERS:

                                    PARIBAS


                                    By:    /s/ Glenn Tobias
                                        ---------------------------------
                                        Name:  Glenn Tobias
                                        Title:  Managing Director

                                    By:    /s/ Paul Nicholas
                                        ---------------------------------
                                        Name:  Paul Nicholas
                                        Title: VP


                                    BAYERISCHE VEREINSBANK AG,
                                     NEW YORK BRANCH


                                    By:    /s/ A. G. Mathews
                                        ---------------------------------
                                         Name:  Andrew G. Mathews
                                         Title:  Vice President

                                    By:    /s/ Paul J. Colatrella
                                        ---------------------------------
                                         Name:  Paul J. Colatrella
                                         Title:  Vice President


                                    NM ROTHSCHILD & SONS LIMITED


                                    By:    /s/ N. A. Wood
                                        ---------------------------------
                                         Name:  Nicholas Wood
                                         Title:  Assistant Director

                                    By:    /s/ D. W. Street
                                        ---------------------------------
                                         Name:  David Street
                                         Title:  Assistant Director

                                   Amendment

                                   GUARANTOR:

                                   CANYON RESOURCES CORPORATION


                                   By:    /s/ Richard H. De Voto
                                       --------------------------------------
                                       Name:  Richard H. De Voto
                                       Title:  President

                                   By:    /s/ Gary C. Huber
                                       --------------------------------------
                                       Name:  Gary C. Huber
                                       Title:  Vice President-Finance


                                   Amendment

                                                                  EXECUTION COPY

         AMENDMENT NO. 2 AND WAIVER (this "Amendment") dated as of August 19, 1998, among CR BRIGGS CORPORATION (the "Company"), a corporation organized under the laws of the State of Colorado, the Lenders named on the signature pages hereof, and PARIBAS, in its capacity as agent for the Lenders (the "Agent").

                                   WITNESSETH

         WHEREAS, the Company, the Lenders and the Agent have entered into the Loan Agreement dated as of December 6, 1995 and amended as of April 8, 1998 (as amended, modified and supplemented from time to time, the "Loan Agreement"), providing for certain Loans to be made to the Company by the Lenders to finance the acquisition and construction of the Project;

         WHEREAS, Canyon Resources Corporation (the "Guarantor"), the Company and the Agent have entered into the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995 and amended as of April 8, 1998 (as amended, modified and supplemented from time to time, the "Guarantee Agreement"), in connection with the Loan Agreement;

         WHEREAS, in connection with the proposed restructuring of the Company's obligations under the Loan Agreement (and as further described in this Amendment), the Company has agreed to use the proceeds of the liquidation of certain Hedge Contracts to prepay a portion of the Company's Indebtedness;

         WHEREAS, the Lenders have agreed to provide additional loans to the Company in order to satisfy its accounts payable and other expenditures approved by the Lenders on terms and conditions set forth below;

         NOW, THEREFORE, the Company, the Guarantor, the Lenders and the Agent wish to amend the Loan Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         Section 2. Conditions Precedent. The agreements set forth in Section 3 of this Amendment shall be subject to the satisfactory completion, in the Agent's sole opinion, of the following conditions:

         (a) The Company, the Guarantor and the Agent shall have entered into an amendment to the Guarantee Agreement substantially in the form of Exhibit A hereto;

         (b) The Company shall have applied the remaining proceeds received from the liquidation of certain Hedge Contracts (the "Liquidation Proceeds") currently held in escrow by the Agent to the prepayment of the Tranche A Gold Loan in the manner directed by the Agent.

         Section 3. Amendments.

         3.01. Amendment to the Loan Agreement. (a) Section 1.01 of the Loan Agreement is amended to include the following new definitions in the appropriate alphabetical locations:

         "CR Minerals" shall have the meaning ascribed thereto in the Guarantee Agreement.

         "CR Minerals Sale" shall have the meaning ascribed thereto in the Guarantee Agreement.

         "Canyon Resources Africa Sale" shall have the meaning ascribed thereto in the Guarantee Agreement.

                                   Amendment

         "Sale Proceeds" shall mean the CR Minerals Sale Proceeds and the Canyon Resources Africa Sale Proceeds.

         "London A.M. Gold Fix" shall mean, on any day, the sale price per troy ounce of Gold fixed by members of the London Bullion Market Association in the morning (London time) of such day.

         "Tranche D Availability Period" shall mean the period from August 19, 1998 to but excluding the Tranche D Commitment Termination Date.

         "Tranche D Commitment Termination Date" shall mean the earlier to occur of (a) the date on which both the CR Minerals Sale and the Canyon Resources Africa Sale are completed and (b) February 19, 1999.

         "Tranche D Commitment" shall mean the obligation of each Tranche D Lender to make Tranche D Loans in an aggregate Principal Amount at any one time outstanding up to but not exceeding in the case of each Tranche D Lender that is a signatory hereto, the amount set forth opposite its name on Schedule I hereto under the caption

         "Tranche D Commitment" (in each case as the same is reduced by each Tranche D Loan made pursuant to Section 2.01(d) hereof or as may be reduced at any time or from time to time pursuant to Section 2.03 or
         9.02 hereof). At the date of this Agreement, the aggregate amount of the Tranche D Commitments of all Tranche D Lenders is equal to U.S.$1,000,000.

         "Tranche D Loan" shall have the meaning ascribed thereto in Section 2.01(d) hereof.

         "Tranche D Lenders" shall mean (i) on the date hereof, the Lenders listed on Schedule I hereto under the caption Tranche D Lenders and
         (ii) thereafter, the Lenders that are from time to time holders of the Tranche D Loans, the Tranche D Notes and the Tranche D Commitments, after giving effect to any assignments thereof permitted by Section 11.02(b) hereof.

         "Tranche D Notes" shall mean the promissory notes provided for by
         Section 2.06(d) hereof substantially in the form of Appendix A-7 hereto and all promissory notes delivered in substitution or exchange therefor.

         "Tranche D Principal Payment Date" shall mean February 19, 1999.

         (b) The following definitions in Section 1.01 of the Loan Agreement are amended as set forth below:

               (i) The definition of "Applicable Margin" is amended to read as follows: "Applicable Margin" shall mean (a) with respect to Tranche A Loans, until such time as the Company's Future Debt Cover Ratio is equal to, or in excess of 1.6 to 1, 2 3/8% per annum and after the Company's Future Debt Cover Ratio is equal to, or in excess of 1.6 to 1, 2 1/8%, (b) with respect to Tranche B Loans and Tranche C Loans, 4 1/8% per annum and (c) with respect to Tranche D Loans, 2 3/8% per annum."

               (ii) The definition of "Commitments" is amended to read as follows: "Commitments" shall mean collectively , the Tranche A Commitments, the Tranche B Commitments, the Tranche C Commitments and the Tranche D Commitments.

               (iii) The definition of "Completion Date" is amended to read as follows: "Completion Date" shall mean August 19, 1998.

                                   Amendment

               (iv) The definition of "Dollar Loans" is amended to read as follows: "Dollar Loans" shall mean collectively, Tranche A Dollar Loans, Tranche B Dollar Loans, Tranche C Dollar Loans and Tranche D Loans."

               (v) The definition of "Expansion Completion Date" is amended to read as follows: "Expansion Completion Date" shall mean August 19, 1998.

               (vi)   The definition of "Loans" is amended to read as follows:
               "Loans" shall mean collectively, the Tranche A Loans, Tranche B Loans, the Tranche C Loans and the Tranche D Loans, to be made pursuant to Section 2.01 hereof."

               (vii)  The definition of "Notes" is amended to read as follows:
               "Notes" shall mean collectively, Tranche A Notes, Tranche B Notes, Tranche C Notes and Tranche D Notes."; and

               (viii) The definition of "Principal Payment Date" is amended to read as follows: "Principal Payment Date" shall mean collectively, Tranche A Principal Payment Dates, Tranche B Principal Payment Dates, Tranche C Principal Payment Dates and the Tranche D Principal Payment Date."

         (c) Section 2.01 of the Loan Agreement is amended to include Section 2.01(d) as follows:

               "(d)   Each Tranche D Lender severally agrees, on the terms and
         subject to the conditions of this Agreement, to make the loans to the Borrower in Dollars during the Tranche D Availability Period in an aggregate Principal Amount not exceeding such Tranche D Lender's Tranche D Commitment ("Tranche D Loans"). No Tranche D Lender shall be obligated to make a Tranche D Loan unless and until each Tranche D Lender has (i) received a Notice of Borrowing in substantially the form of Appendix M hereto and (ii) given its consent to the making of such Tranche D Loan."

         (d) Section 2.03(a) of the Loan Agreement is amended by deleting the word "and" after the term "Tranche B Commitments" in the third line thereof and inserting in its place a comma.

         (e) Section 2.03(a) of the Loan Agreement is amended by inserting after the term "Tranche "C Commitments" in the fourth line thereof the phrase "and Tranche D Commitments".

         (f) Section 2.03(b) of the Loan Agreement is amended by inserting as the last sentence thereof, the following text: "All Tranche D Commitments shall be automatically reduced to zero on the Tranche D Commitment Termination Date."

         (g) Section 2.06(d) of the Loan Agreement is amended to be entitled
Section 2.06(e) and Section 2.06(e) of the Loan Agreement is amended to be entitled Section 2.06(f).

         (h) Section 2.06 of the Loan Agreement is amended to include a new
Section 2.06(d) to read in its entirety as follows:

               "(d) The Tranche D Loans made by each Tranche D Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Appendix A-7 hereto, dated the date of the delivery of such Note to the Agent and payable to such Lender in a Principal Amount equal to the amount of its Tranche D Commitment as originally in effect, and otherwise duly completed."

         (i) Section 2.08 of the Loan Agreement is amended to include as the last sentence thereof, the following text: "The Borrower hereby promises to pay to the Agent


                                   Amendment
         for the account of each Lender on the Tranche D Principal Payment Date an amount equal to the aggregate outstanding Principal Amount of such Lender's Loans on the Tranche D Commitment Termination Date."

         (j) Section 2.10 of the Loan Agreement is amended to include Section 2.10(i) to read in its entirety as follows:

               "(i) The Borrower shall prepay the outstanding amount of the Loans in an amount equal to the Sale Proceeds received from the Guarantor pursuant to the Guarantee and Pledge Agreement, provided that the prepayment described in this clause (i) shall be applied first, to the Tranche D Loans and thereafter, to all other Loans outstanding as directed by the Agent."

               (k) Section 2.13 of the Loan Agreement is amended by deleting the word "or" after the term "Tranche B Loans" in the eleventh line thereof and inserting in its place a comma.

               (l) Section 2.13 of the Loan Agreement is amended by inserting after the term "Tranche C Loans" in the eleventh line thereof the phrase "or Tranche D Loans".

               (m) Section 2.13 of the Loan Agreement is amended by deleting the word "or" after the term "Tranche B Loans" in the twelfth line thereof and inserting in its place a comma.

               (n) Section 2.13 of the Loan Agreement is amended by inserting after the term "Tranche C Loans" in the thirteenth line thereof the phrase "or Tranche D Loans".

               (o) Section 2.18 of the Loan Agreement is amended by deleting the word "or" after the term "Tranche B Loans" in the seventeenth line thereof and inserting in its place a comma.

               (p) Section 2.18 of the Loan Agreement is amended by inserting after the term "Tranche C Loans" in the eighteenth line thereof the phrase "or Tranche D Loans".

               (q) Section 2.18 of the Loan Agreement is amended by deleting the word "and" after the term "Tranche B Loans" in the eighteenth line thereof and inserting in its place a comma.

               (r) Section 2.18 of the Loan Agreement is amended by inserting after the term "Tranche C Loans" in the nineteenth line thereof the phrase "and Tranche D Loans".

               (s) Section 2.18 of the Loan Agreement is amended by inserting after the word "hereof)" in the ninth line of page fifty one the following text: ", provided that each such notice of borrowing delivered in respect of a Tranche D Loan will be substantially in the form of Appendix M hereto."

               (t) Section 8.01(b) of the Loan Agreement is amended by replacing clause (y) on the thirteenth line of page ninety-four with the following text: "(y) the price of Gold for the portion of gold production not subject to a Hedge Contract during the projection period will equal the arithmetic average of the daily London A.M. Gold Fix over the six month period preceding the date of such projections".

               (u) Section 8.28(a) of the Loan Agreement is amended to read in its entirety as follows:

                    "(a) The Borrower agrees to maintain a Future Debt Cover
               Ratio equal to, or in excess of, 1.3 to 1, provided however, that for the periods commencing on (i) June 30, 1998 and ending on September 30, 1998 and (ii) September 30, 1998 and ending on December 31, 1998 the Borrower agrees to maintain a Future Debt Cover Ratio equal to, or in excess of, 1.15:1."

               (v) Schedule I to the Loan Agreement is hereby amended in its entirety and replaced by the Schedule annexed to this Amendment.


                                   Amendment

         (w) The Appendices to the Loan Agreement are hereby amended to include Appendix A-7 entitled "Form of Note for Tranche D Loans" as annexed to this Amendment and Appendix M entitled "Notice of Borrowing for Tranche D Loans" as annexed to this Amendment.

         Section 4. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 2 above, but effective on and as of the date hereof, the Lenders hereby waive (i) any Event of Default under
         Section 9.01(c)(i) of the Loan Agreement that has arisen directly as a result of a failure to maintain the Future Debt Cover Ratio covenant specified in Section 8.28(a) of the Loan Agreement, (ii) any Event of Default under Section 9.01(c)(ii) that has arisen directly as a result of the Company's failure to comply with the covenant specified in
         Section 8.01(d) of the Loan Agreement or a failure of the Guarantor to comply with its obligations under Section 5.01 of the Guarantee Agreement, (iii) any Event of Default under Section 9.01(i) of the Loan Agreement, (iv) the Company's compliance with Section 2.09(b) and (c) of the Loan Agreement and (v) the Company's compliance with the prepayment mechanics of Section 2.11 of the Loan Agreement specified in the first through the ninth lines of said Section 2.11 on page forty five and the first through the ninth lines of said Section 2.11 on page forty six thereof.

         Section 5. Documents Otherwise Unchanged. Except as herein provided, the Loan Agreement shall remain unchanged and in full force and effect, and each reference to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

         Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Section

         8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                                   Amendment

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                    BORROWER

                                    CR BRIGGS CORPORATION.



                                    By    /s/ Gary C. Huber
                                       -------------------------------------
                                       Name:  Gary C. Huber
                                       Title:  Vice President

                                    AGENT

                                    PARIBAS
                                      as Agent



                                    By     /s/ Glenn Tobias
                                       -------------------------------------
                                       Name:  Glenn Tobias
                                       Title:  Managing Director

                                    LENDERS:

                                    PARIBAS



                                    By     /s/ Glenn Tobias
                                       -------------------------------------
                                       Name:  Glenn Tobias
                                       Title:  Managing Director

                                    By    /s/ Paul Nicholas
                                       -------------------------------------
                                       Name:  Paul Nicholas
                                       Title:  Vice President


                                   Amendment

                                    BAYERISCHE VEREINSBANK AG,
                                      NEW YORK BRANCH



                                    By     /s/ Andrew G. Mathews
                                       -----------------------------------
                                       Name:  Andrew G. Mathews
                                       Title:  Vice President

                                    By     /s/ Paul J. Colatrella
                                       -----------------------------------
                                        Name:  Paul J. Colatrella
                                        Title:  Vice President

                                    NM ROTHSCHILD & SONS LIMITED



                                    By     /s/ N. A. Wood
                                       -----------------------------------
                                       Name:  Nicholas Wood
                                       Title:  Assistant Director

                                    By     /s/ D. W. Street
                                       -----------------------------------
                                        Name:  David Street
                                        Title:  Assistant Director


                                   Amendment

                                                                      SCHEDULE I
                                   Commitments


                                                                                          Tranche A
Tranche A Lenders:                                                                       Commitment:
------------------                                                                       -----------
Paribas                                                                                   8,333,334

Bayerische Vereinsbank                                                                    8,333,333

Rothschild                                                                                8,333,333
                                                                                        ===========
                                Total Tranche A Commitments                        U.S. $25,000,000

                                                                                          Tranche B
Tranche B Lenders:                                                                       Commitment:
------------------                                                                       -----------
Paribas                                                                                   1,666,668

Bayerische Vereinsbank                                                                    1,666,666

Rothschild                                                                                1,666,666
                                                                                        ===========
                                Total Tranche B Commitments                        U.S. $ 5,000,000


                                                                                          Tranche C
Tranche C Lenders:                                                                       Commitment:
------------------                                                                       -----------
Paribas                                                                                   1,333,334

Bayerische Vereinsbank                                                                    1,333,333

Rothschild                                                                                1,333,333
                                                                                        ===========
                                Total Tranche C Commitments                        U.S. $ 4,000,000


                                                                                          Tranche D
Tranche D Lenders:                                                                       Commitment:
------------------                                                                       -----------
Paribas                                                                                     333,334

Bayerische Vereinsbank                                                                      333,333

Rothschild                                                                                  333,333
                                                                                        ===========
                                Total Tranche D Commitments                        U.S. $ 1,000,000



             Applicable Lending Office for each Lender

Paribas                                      787 Seventh Avenue
                                             New York, New York  10019

Bayerische Vereinsbank                       150 East 42nd Street
                                             New York, New York  10017-4679

Rothschild                                   New Court, St. Swithin's Lane
                                             London EC4P 4DU
                                             England

                                                                   Appendix M to
                                                              the Loan Agreement


                          [FORM OF NOTICE OF BORROWING]

                           [Letterhead of the Company]

           (Delivered pursuant to Section 2.18 of the Loan Agreement)

                             Date of this Notice of Borrowing:           ,
                                                               ----------  -----
                                      Requested Drawdown Date:           ,
                                                               ----------  -----

PARIBAS,
  as Agent

Attention:

Ladies and Gentlemen:

                  1. This "Notice of Borrowing" is delivered to you pursuant to that certain Loan Agreement, dated as of December 6, 1995 and amended as of April 8, 1998 and August 19, 1998 (the "Loan Agreement"), among (i) CR Briggs Corporation (the "Company"), (ii) Paribas, as Agent, and (iii) each Person who is or may become party thereto in the capacity of a lender (collectively, the "Lenders"). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Each of the undersigned has read and is familiar with the provisions of the Loan Agreement that are relevant to the furnishing of this Notice of Borrowing.

                  3. This Notice of Borrowing constitutes a request for a disbursement of [$_______].

                  4. The requested drawdown date of the disbursement is __________, which is a Business Day.

                  5. The requested disbursement will be used to satisfy Operating Costs as set forth in a schedule to this Notice of Borrowing and with the relevant invoices attached.

                  6. There are no sources of funds available to the Company to satisfy such Operating Costs other than the disbursement requested.

                  IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing on this [__] day of [_______], [____].

                                      CR BRIGGS CORPORATION

                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------



                                                                    APPENDIX A-7



                       [Form of Note for Tranche D Loans]



                                 PROMISSORY NOTE
                                (Tranche D Loans)



$ 333,334                                                       August __, 1998
----------                                                    New York, New York


         FOR VALUE RECEIVED, CR BRIGGS CORPORATION, a Colorado corporation (the "Borrower"), hereby promises to pay to Paribas (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Loan Agreement referred to below, at the principal office of Paribas, at 787 Seventh Avenue, New York, New York 10019, the principal sum of $333,334 Dollars (or such lesser amount as shall equal the aggregate unpaid Principal Amount of the Tranche D Loans made by the Lender to the Borrower under the Loan Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the Principal Amounts provided in the Loan Agreement, and to pay interest on the unpaid Principal Amount of each such Tranche D Loan, at such office and in like money and funds, for the period commencing on the date of such Tranche D Loan until such Tranche D Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

         The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Tranche D Loan made by the Lender to the Borrower, and each payment made on account of the

Principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided that any failure by the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement in respect of the Tranche D Loans made by the Lender to the Borrower.

         This Note is one of the Notes referred to in the Loan Agreement (as modified and supplemented and in effect from time to time, the "Loan Agreement") dated as of December 6, 1995 and amended as of April 8, 1998 and August 19, 1998 among the Borrower, the lenders named therein (including the Lender) and the Agent and evidences the Tranche D Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

         The Loan Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events specified therein.

         This Note is secured by the Collateral and is entitled to the benefits of the Security Documents.

         Except as permitted by Section 11.02(b) of the Loan Agreement, this Note may not be assigned by the Lender to any other Person.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                                CR BRIGGS CORPORATION


                                                By    /s/ Gary C. Huber
                                                  ---------------------------
                                                   Title:  Vice President


                                   Amendment

                           SCHEDULE OF TRANCHE D LOANS
         This Note evidences Tranche D Loans made under the within-described Loan Agreement to the Borrower, on the dates, in the Principal Amounts, of the types, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments of Principal set forth below:


                   Principal
                   Amount of                                   Duration of                   Unpaid
                   Tranche D                                    Interest                    Principal     Notation
    Date Made         Loan      Type of Loan   Interest Rate     Period    Amount Paid       Amount        Made By
    ---------      ---------    ------------   -------------   ----------- -----------      ---------     --------



                                   Amendment

                                                                    APPENDIX A-7



                       [Form of Note for Tranche D Loans]



                                 PROMISSORY NOTE
                                (Tranche D Loans)



$ 333,333                                                        August __, 1998
                                                              New York, New York


         FOR VALUE RECEIVED, CR BRIGGS CORPORATION, a Colorado corporation (the "Borrower"), hereby promises to pay to Bayerische Vereinsbank (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Loan Agreement referred to below, at the principal office of Paribas, at 787 Seventh Avenue, New York, New York 10019, the principal sum of 333,333 Dollars (or such lesser amount as shall equal the aggregate unpaid Principal Amount of the Tranche D Loans made by the Lender to the Borrower under the Loan Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the Principal Amounts provided in the Loan Agreement, and to pay interest on the unpaid Principal Amount of each such Tranche D Loan, at such office and in like money and funds, for the period commencing on the date of such Tranche D Loan until such Tranche D Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

         The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Tranche D Loan made by the Lender to the Borrower, and each payment made on account of the Principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided that any failure by the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement in respect of the Tranche D Loans made by the Lender to the Borrower.

         This Note is one of the Notes referred to in the Loan Agreement (as modified and supplemented and in effect from time to time, the "Loan Agreement") dated as of December 6, 1995 and amended as of April 8, 1998 and August 19, 1998 among the Borrower, the lenders named therein (including the Lender) and the Agent and evidences the Tranche D Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.


                                   Amendment

         The Loan Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events specified therein.

         This Note is secured by the Collateral and is entitled to the benefits of the Security Documents.

         Except as permitted by Section 11.02(b) of the Loan Agreement, this Note may not be assigned by the Lender to any other Person.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                        CR BRIGGS CORPORATION


                                        By    /s/ Gary C. Huber
                                          -------------------------------
                                           Title:  Vice President


                                   Amendment

                           SCHEDULE OF TRANCHE D LOANS
         This Note evidences Tranche D Loans made under the within-described Loan Agreement to the Borrower, on the dates, in the Principal Amounts, of the types, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments of Principal set forth below:

                   Principal
                   Amount of                                   Duration of                   Unpaid
                   Tranche D                                    Interest                    Principal     Notation
    Date Made         Loan      Type of Loan   Interest Rate     Period    Amount Paid       Amount        Made By
    ---------      ---------    ------------   -------------   ----------- -----------      ---------     --------


                                   Amendment

                                                                    APPENDIX A-7



                       [Form of Note for Tranche D Loans]



                                 PROMISSORY NOTE
                                (Tranche D Loans)



$ 333,333                                                        August __, 1998
                                                              New York, New York


         FOR VALUE RECEIVED, CR BRIGGS CORPORATION, a Colorado corporation (the "Borrower"), hereby promises to pay to Rothschild (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Loan Agreement referred to below, at the principal office of Paribas, at 787 Seventh Avenue, New York, New York 10019, the principal sum of 333,333 Dollars (or such lesser amount as shall equal the aggregate unpaid Principal Amount of the Tranche D Loans made by the Lender to the Borrower under the Loan Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the Principal Amounts provided in the Loan Agreement, and to pay interest on the unpaid Principal Amount of each such Tranche D Loan, at such office and in like money and funds, for the period commencing on the date of such Tranche D Loan until such Tranche D Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

         The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Tranche D Loan made by the Lender to the Borrower, and each payment made on account of the Principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided that any failure by the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement in respect of the Tranche D Loans made by the Lender to the Borrower.

         This Note is one of the Notes referred to in the Loan Agreement (as modified and supplemented and in effect from time to time, the "Loan Agreement") dated as of December 6, 1995 and amended as of April 8, 1998 and August 19, 1998 among the Borrower, the lenders named therein (including the Lender) and the Agent and evidences the Tranche D Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

                                   Amendment

         The Loan Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events specified therein.

         This Note is secured by the Collateral and is entitled to the benefits of the Security Documents.

         Except as permitted by Section 11.02(b) of the Loan Agreement, this Note may not be assigned by the Lender to any other Person.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                        CR BRIGGS CORPORATION


                                        By    /s/ Gary C. Huber
                                           -------------------------------
                                           Title:  Vice President



                                   Amendment

                           SCHEDULE OF TRANCHE D LOANS
         This Note evidences Tranche D Loans made under the within-described Loan Agreement to the Borrower, on the dates, in the Principal Amounts, of the types, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments of Principal set forth below:

                   Principal
                   Amount of                                   Duration of                   Unpaid
                   Tranche D                                    Interest                    Principal     Notation
    Date Made         Loan      Type of Loan   Interest Rate     Period    Amount Paid       Amount        Made By
    ---------      ---------    ------------   -------------   ----------- -----------      ---------     --------



                                   Amendment